Commitments and Contingencies	3 Months Ended
Mar. 31, 2023
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies
Note 11. Commitments and Contingencies

Legal Proceedings
Overview
We accrue liabilities related to legal matters when they are either known or considered probable and can be reasonably estimated. Legal matters are inherently unpredictable and subject to significant uncertainties, and significant judgment is required to determine both probability and the estimated amount. Some of these uncertainties include the stage of litigation, available facts, uncertainty as to the outcome of any legal proceedings or settlement discussions, and any novel legal issues presented.
In addition to the matters discussed below, we are a party to various other proceedings instituted by private plaintiffs, governmental authorities and others arising under provisions of applicable laws, including various environmental, products liability and other laws. Except as otherwise disclosed in these unaudited condensed consolidated financial statements, we do not believe that the outcome of any of these matters will have a material effect on our financial statements.
Effect of Automatic Stay upon filing under Chapter 11 of the Bankruptcy Code

Pursuant to Section 362 of the Bankruptcy Code, the filing of the Chapter 11 Cases automatically stayed most actions against or on behalf of the Company Parties. Subject to certain exceptions under the Bankruptcy Code, the filing of the Company Parties’ Chapter 11 Cases automatically stayed the continuation of most legal proceedings or the filing of other actions against or on behalf of the Company Parties or their property to recover on, collect or secure a claim arising prior to the Petition Date or to exercise control over property of the Company Parties’ bankruptcy estates, unless and until the Bankruptcy Court modifies or lifts the automatic stay as to any such claim. Notwithstanding the general application of the automatic stay described above, governmental authorities may determine to continue actions brought under their police and regulatory powers. See "Note 1. Description of Business, Recent Developments and Going Concern" for further discussion of the Chapter 11 Cases and our going concern evaluation.

Calais Pipeline Matter
The Region Hauts-de-France (the “Region”) has issued two duplicate title perception demands against us requiring repayment of €12 million, or $13 million using exchange rates at March 31, 2022. This sum was previously paid to us by the Region under a settlement agreement, pursuant to which we were required to move an effluent pipeline at our Calais site. We filed claims with the Administrative Court in Lille, France on February 14, 2018 and April 12, 2018, requesting orders that the demands be set aside, which suspended enforcement of the demands. On July 12, 2018, the court set aside the first demand. On July 15, 2022, the court set aside the second demand and determined the original settlement agreement to be null and void. The judgement did not include a requirement for Venator to make any payments and was subject to appeal by both parties. Venator filed an appeal against the July 15, 2022 judgement on September 14, 2022. No date has been set for the appeal hearing.
Four new title perception demands were issued by the Region dated November 30, 2022, requiring payment of a total of €12 million. Venator filed a claim with the Administrative Court in Lille on January 27, 2023 requesting an order that the new demands be set aside, which will suspend enforcement of the demands.

A settlement was agreed between Venator and the Region on 25 April 2023, subject to certain conditions which we anticipate will be met during the next twelve months, pursuant to which Venator has agreed to transfer the Calais site to the Region and to make a payment to the Region of €2 million, to be paid in two installments.

We have accrued $2 million related to this matter.

Scarlino Gypsum Developments
Our Scarlino, Italy TiO2 manufacturing facility generates gypsum from the manufacturing process, which has been landfilled on-site and also transported for use in a reclamation project at Montioni, a nearby former quarry owned and operated by third parties. Venator Italy Srl, the quarry operator and site management are subjects of an investigation by the Italian Public Prosecutor’s Office concerning whether our Scarlino site and the quarry operator are in full compliance with applicable laws and permits with regard to the use of gypsum for reclamation at the quarry.

In the second quarter of 2021, we requested regional approval for a project for the use of gypsum in a specified on-site area on our Scarlino site. Following a review with relevant regional representatives, we submitted a revised request for regional approval in the first quarter of 2022. Following its determination that a preliminary (or screening) environmental impact assessment would be required, in November 2022 the Tuscany Region issued a further decree requiring a full environmental impact assessment before the project can be approved. We submitted the additional requested information to the Region during the first quarter of 2023, but the Region has not yet approved the project.

Since the third quarter of 2022, we have suspended TiO2 production from two of the three calciner streams at the facility to reduce the rate at which the remaining gypsum capacity both on-site and in the Montioni reclamation project has been consumed. As we no longer have sufficient capacity for the gypsum produced and have not yet received the necessary approvals from the Region, we intend to stop all remaining production at the Scarlino site starting June 2023.

We continue to work with the Region to secure approvals for both temporary gypsum storage and permanent landfill capacity. However, we do not intend to restart the facility unless we receive from the Region satisfactory approvals for the temporary storage of gypsum and commitments to approve projects for longer-term permanent landfill capacity. Without such approvals and commitments, we may permanently close the site and subsequently incur associated site closure costs.

In January 2023, we concluded, due to our inability to obtain required approvals from regulatory authorities for various options for gypsum disposal thus far and our assessment of the likelihood of obtaining these approvals prior to the end of the first quarter, that the useful life of the Scarlino property, plant and equipment should be reduced to the end of the second quarter of 2023. We incurred incremental depreciation expense of $33 million during the first quarter of 2023 as a result of this change in useful life.

In September 2022, Venator was the successful bidder in an auction to purchase the La Vallina quarry in Tuscany. Venator successfully completed the purchase of the quarry on January 19, 2023. If we restart our Scarlino facility and we subsequently receive the required approvals from regional authorities to operate the quarry as a landfill, at a future point the La Vallina quarry could be used as a landfill to provide longer-term disposal capacity for gypsum we produce at the Scarlino site.

Gasum Matter

On November 15, 2022, Gasum LNG Oy initiated an arbitration proceeding seeking the full and immediate payment of a total of €33 million plus interest from October 14, 2022 for all amounts allegedly owed under a natural gas supply agreement that we entered into with Skangas Oy (predecessor to Gasum) in 2015 to supply natural gas to our Pori, Finland manufacturing facility.
Under the agreement, we were required to purchase a minimum annual quantity, subject to a mechanism for making up shortfalls. The minimum annual quantity could be reduced (even to zero) in the event of a "Force Majeure Event." We declared that the fire at our Pori facility in January 2017 was a Force Majeure Event under the agreement, reducing the minimum annual quantity to the actual quantity purchased. Gasum alleged that this Force Majeure Event subsequently ceased to apply after an initial period following the fire and that we were thereafter again obliged to purchase the minimum annual quantities and filed arbitration proceedings seeking declaratory relief to require us to "take or pay" for the minimum annual quantities of natural gas. On August 6, 2021, the arbitration tribunal issued its decision in the matter, ruling that we were obligated to continue to purchase the minimum annual quantity under the supply agreement until termination of the supply agreement, which subsequently occurred on August 31, 2022.

We dispute that any sums are yet due and outstanding other than a €3 million termination fee as of October 13, 2022. In the current arbitration proceeding, the arbitral panel has been appointed, and a case management conference took place on May 15, 2023. The hearing is scheduled for late March 2024.
We have accrued $36 million related to this matter of which $17 million is current and has been included in accrued liabilities on our consolidated balance sheet at March 31, 2023.